UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 31, 2004

                                K2 DIGITAL, INC.
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                  (Exact name of registrant as specified in its chapter)

         Delaware                        1-11873                   13-3886065
--------------------------------     -----------------      --------------------
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

         500 Fifth Avenue, Suite 1650, New York, New York 10110
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         (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code (212) 810-2430

                                    Not Applicable

                  (Former name or former address, if changed since last report)


Item 1.02.  TERMINATION OF MATERIAL DEFINITIVE AGREEMENT.

 On December 31, 2004, the Registrant notified Sunrise USA, Inc. ("Sunrise"), that in light of the delays in its consummating the proposed merger with the Registrant, it had decided to terminate the merger agreement dated July 23, 2004 between the Registrant, Sunrise and K2 Acquisition Corporation, effective December 31, 2004. Thereafter the parties continued to discuss the terms of an extension of the merger agreement but the Registrant has advised Sunrise that it is now exploring other options to enhance shareholder value. These options may include a merger or similar transaction with another entity, consummation of a merger with Sunrise pursuant to a new merger agreement or amendment to the terminated agreement, or liquidation of the Registrant.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     K2 DIGITAL, INC.
                                             (Registrant)

Date: February 14, 2005

                                     By:  /s/ Gary Brown
                                     ------------------------------------
                                     Name:  Gary Brown
                                     Title: President
                                            Principal Financial and
                                            Accounting Officer